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UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, DC 20549
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FORM 8-K
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CURRENT REPORT
Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934
Date of report (Date of earliest event reported): November 22, 2023
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AIR T, INC.
AIR T Funding
(Exact Name of Registrant as Specified in Charter)
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Delaware	001-35476	52-1206400
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

11020 David Taylor Drive, Suite 350,
Charlotte, North Carolina 28262
(Address of Principal Executive Offices, and Zip Code)

________________(980) 595-2840__________________
Registrant’s Telephone Number, Including Area Code

 Not applicable___
(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communication pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐	Pre-commencement communication pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐	Pre-commencement communication pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))
Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock	AIRT	NASDAQ Global Market
Alpha Income Preferred Securities (also referred to as 8% Cumulative Capital Securities) (“AIP”)	AIRTP	NASDAQ Global Market
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (17 CFR §230.405) or Rule 12b-2 of the Securities Exchange Act of 1934 (17 CFR §240.12b-2).

☐	Emerging growth company
☐	If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.

Item 1.01 Entry into a Material Definitive Agreement

Effective on November 22, 2023, Air T Funding, a Delaware statutory trust (“Air T Funding”) entered into a Securities Purchase Agreement (the “Securities Purchase Agreement”) with Swenson Groveland Farms, LLC, and GTS Holdings, LLC (collectively the “Investors”) under which Air T Funding agreed to sell and issue to the Investors its Alpha Income Trust Preferred Securities (also referred to as the 8.0% Cumulative Capital Securities), par value $25.00 per share (the “TruPs” or, individually each a “TruP”). On November 22, 2023, Air T Funding issued (i) 176,471 TruPs to Swenson Groveland Farms, LLC, at $17 per TruP share, for an aggregate amount of $2,999,998, and (ii) 58,824 TruPs to GTS Holdings, LLC at $17 per TruP share, for an aggregate amount of $1,000,000. Both Investors are affiliated with Nick Swenson, the President, Chief Executive Officer and Chairman of the Board of Air T, Inc.
The TruPs were issued in a private placement in reliance upon an exemption from registration provided by Section 4(a)(2) of the Securities Act of 1933, as amended (the “Securities Act”), and Regulation D promulgated under the Securities Act. The TruPs were issued solely to “accredited investors” as defined in Rule 501(a) of Regulation D. The proceeds from the sale of the TruPs will be used to purchase junior subordinated debentures of Air T, Inc., which will then use said proceeds for general corporate purposes.
The foregoing description of the Securities Purchase Agreement does not purport to be complete and is subject and qualified in its entirety by reference to the full text of the Securities Purchase Agreement, which is filed as Exhibit 10.1 to this Current Report on Form 8-K and incorporated herein by reference.

A copy of a press release regarding the entry into the Securities Purchase Agreement is incorporated herein and attached hereto as Exhibit 99.1 to this Current Report

Item 9.01 Financial Statements and Exhibits

(d) Exhibits

10.1	Securities Purchase Agreement
99.1	Press Release dated November 28, 2023
104	Inline XBRL for the cover page of this Current Report on Form 8-K

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Company has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: November 28, 2023

AIR T, INC.

By: /s/ Brian Ochocki
Brian Ochocki, Chief Financial Officer